MEDTRONIC PLC Q2 FY17 EARNINGS PRESENTATION NOVEMBER 22, 2016 • CONSOLIDATED RESULTS & GROUP REVENUE HIGHLIGHTS • EPS GUIDANCE, REVENUE OUTLOOK, & OTHER ASSUMPTIONS

Q2 FY17 Earnings Results | November 22, 2016 | 2 FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements which provide current expectations or forecasts, including those relating to market and sales growth, growth strategies, financial results, use of capital, product development and introduction, partnerships, regulatory matters, restructuring initiatives, mergers/acquisitions/divestitures and related effects, accounting estimates, working capital adequacy, competitive strengths and sales efforts. They are based on current assumptions and expectations that involve uncertainties or risks. These uncertainties and risks include, but are not limited to, those described in the filings we make with the U.S. Securities and Exchange Commission (SEC). Actual results may differ materially from anticipated results. Forward-looking statements are made as of today's date, and we undertake no duty to update them or any of the information contained in this presentation. Financial Data Certain information in this presentation includes calculations or figures that have been prepared internally and have not been reviewed or audited by our independent registered public accounting firm. Use of different methods for preparing, calculating or presenting information may lead to differences and such differences may be material. This presentation contains financial measures and guidance, including free cash flow figures (defined as operating cash flows less property, plant and equipment additions), revenue, margin and growth rates on a constant currency basis, and adjusted EPS, all of which are considered “non- GAAP” financial measures under applicable SEC rules and regulations. We believe these non-GAAP measures provide a useful way to evaluate our underlying performance. Medtronic calculates forward-looking non-GAAP financial measures based on internal forecasts that omit certain amounts that would be included in GAAP financial measures. For instance, forward-looking revenue growth and EPS projections exclude the impact of foreign currency exchange fluctuations. Forward-looking non-GAAP EPS guidance also excludes other potential charges or gains that would be recorded as non-GAAP adjustments to earnings during the fiscal year, such as amortization of intangible assets and acquisition-related, certain tax and litigation, and restructuring charges or gains. Medtronic does not attempt to provide reconciliations of forward-looking non-GAAP EPS guidance to projected GAAP EPS guidance because the combined impact and timing of recognition of these potential charges or gains is inherently uncertain and difficult to predict, and is unavailable without unreasonable efforts. In addition, we believe such reconciliations would imply a degree of precision and certainty that could be confusing to investors. Such items could have a substantial impact on GAAP measures of financial performance. Detail concerning how all non-GAAP measures are calculated, including all GAAP to non-GAAP reconciliations, are provided on our website and can be accessed using this link.

CONSOLIDATED RESULTS & GROUP REVENUE HIGHLIGHTS

MDT
Q2 FY17 HIGHLIGHTS

REVENUE BELOW EXPECTATIONS; STRONG OPERATING AND EARNINGS GROWTH

Revenue:



DIAB 6%
RTG 25%
CVG 35%
MITG 34%



EM 13%
Non-U.S. Dev 30%
U.S. 57%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
CVG	2,584	4	3
MITG	2,473	5	4
RTG	1,826	4	3
Diabetes	462	3	3
Total	**$7,345**	**4%**	**3%**
U.S.	4,152	1	1
Non-U.S. Dev	2,209	8	5
EM	984	8	10
Total	**$7,345**	**4%**	**3%**

Other Financial Highlights:

	EPS[2]	Y/Y	CC[1] Y/Y%
GAAP	$0.80	122%	NC
Non-GAAP	$1.12	9%	15%

Cash Flow from Ops	$1.5B
Free Cash Flow[4]	$1.2B

- Number of issues contributed to lower than expected revenue; largest impact from CVG and Diabetes
  - 3% revenue growth[3] was below our Q2 expectations. Items are identifiable, and in many cases, temporary.
    - CVG: CRHF core implantables market decline; TAVR- lack of XL valve; DES-US / Japan declines
    - Diabetes: Pump approval dynamics affected US growth
  - Several new product introductions in back half of the fiscal year to drive revenue growth back to normal range.
  - Growth Vector Performance:
    - New Therapies: below our 200 to 350 bps goal, contributing ~195 bps
    - Emerging Markets: below our 150 to 200 bps goal, contributing ~120 bps
    - Services & Solutions: below our 40 to 60 bps goal, contributing ~20 bps
  - Acquisitions & divestitures contributed a net 120 bps to Q2 revenue growth
- Strong improvement in operating margins and double-digit EPS[3] growth
  - EPS: 15% EPS[1,3] growth; EPS lev. ~1,120 bps[1]
  - Operating Margin: ~150 bps improvement Y/Y[1]; Operating lev. ~570 bps[1]
  - One time tax-benefit offset higher than expected earnings impact from FX
  - Covidien synergies: remain on track to deliver $225-250M in FY17
- Outlook: Continue to expect MSD revenue and double-digit EPS[3] growth for the full fiscal year and on a sustained basis
  - H2 revenue[3] growth of 4.5 – 5.0%
  - H2 EPS[3] growth of 9 – 11%
- Capital allocation: Strategically deploying capital against priorities
  - Q2: 101% Payout Ratio[3]; $593M in dividends and $985M in net share repurchases
  - FY17 Free Cash Flow[4] outlook of $5B - $6B

1 Figures represent comparison to Q2 FY16 on a constant currency basis.
2 Diluted EPS
3 Non-GAAP
4 Operating cash flows less property, plant and equipment additions

Q2 FY17 Earnings Results | November 22, 2016 | 4

Medtronic

Q2 FY17 Earnings Results | November 22, 2016 | 5 MDT Q2 FY17 GAAP SELECT FINANCIAL INFORMATION Q2 FY17 Q2 FY16 Y/Y Growth / Y/Y Change Net Sales ($M) 7,345 7,058 4% Cost of Products Sold 2,326 2,182 7% Gross Margin 68.3% 69.1% (80 bps) SG&A ($M) 2,416 2,343 3% % of Sales 32.9% 33.2% 30 bps R&D ($M) 554 545 2% % of Sales 7.5% 7.7% 20 bps Other Expense, Net ($M) 89 57 56% Operating Profit 1,385 1,300 7% Operating Margin 18.9% 18.4% 50 bps EPS1 ($) 0.80 0.36 122% 1 Diluted EPS

Q2 FY17 Earnings Results | November 22, 2016 | 6 MDT Q2 FY17 Y/Y EPS WALK 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 Q2 FY16, GAAP Q2 FY16, Non-GAAP Adjustments Q2 FY16, Non-GAAP Performance Q2 FY17 CC FX Q2 FY17, Non-GAAP Q2 FY17, Non-GAAP Adjustments Q2 FY17, GAAP EPS Growth1: Mid-Teens; EPS Leverage1: ~1,120 bps EPS $0.36 $0.67 $1.03 1 Comparison to Q2 FY16 on a constant currency basis. Note: See Q2 FY17 Financial Schedules & Non-GAAP Reconciliations tables for additional information on reconciliations of non-GAAP information. $1.18 ($0.06) $1.12 ($0.32) $0.80 15% Y/Y1 $0.15

Q2 FY17 Earnings Results | November 22, 2016 | 7 MDT Q2 FY17 Y/Y OPERATING MARGIN CHANGES 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% Q2 FY16, GAAP Q2 FY16, Non-GAAP Adjustments Q2 FY16, Non-GAAP Performance Q2 FY17 CC FX Q2 FY17, Non-GAAP Q2 FY17, Non-GAAP Adjustments Q2 FY17, GAAP ~150 bps Operational Improvement1 Operating Margin 18.4% 9.0% 27.4% 1.5% 28.9% (1.7%) 27.2% (8.3%) 18.9% 1 Comparison to Q2 FY16 on a constant currency basis. Note: See Q2 FY17 Financial Schedules & Non-GAAP Reconciliations tables for additional information on reconciliations of non-GAAP information.

Q2 FY17 Earnings Results | November 22, 2016 | 8 MDT Q2 FY17 NON-GAAP SELECT FINANCIAL INFORMATION Q2 FY17 Q2 FY16 FX Impact $M / Change Q2 FY17 Constant Currency1 Q2 FY17 CC Growth / Change Net Sales ($M) 7,345 7,058 50 -- 3% Cost of Products Sold 2,288 2,182 (58) -- 2% Gross Margin1 68.8% 69.1% (60) bps 69.4% 30 bps SG&A ($M) 2,416 2,343 (10) -- (3%) % of Sales 32.9% 33.2% 10 bps 33.0% 20 bps R&D ($M) 554 545 0 -- (2%) % of Sales 7.5% 7.7% 10 bps 7.6% 10 bps Other Expense, Net ($M) 89 57 (90) -- 102% Operating Profit1 1,998 1,931 (108) -- 9% Operating Margin 1 27.2% 27.4% (170) bps 28.9% 150 bps Diluted EPS1 ($) 1.12 1.03 (0.06) -- 15% 1 Non-GAAP measure – see Q2 FY17 Financial Schedules & Non-GAAP Reconciliations tables for additional information on reconciliations of non-GAAP information 2 Figures represent comparison to Q2 FY16 on a constant currency basis. Operating Leverage2 +570bps EPS Leverage2 +1,120bps

CVG
Q2 FY17 HIGHLIGHTS

MSD Growth in CRHF and APV Offset Partially by CSH


APV
17%
CSH
29%
CRHF
54%


EM
16%
Non-U.S. Dev
32%
U.S.
52%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
CRHF	1,400	6	5
CSH	753	Flat	Flat
APV	431	5	4
Total	**$2,584**	**4%**	**3%**
U.S.	1,353	1	1
Non-U.S. Dev	823	7	5
EM	408	9	10
Total	**$2,584**	**4%**	**3%**

H2 Growth Outlook: MSD
(Q3 greater than Q4)

KEY PERFORMANCE DRIVERS[1]

Cardiac Rhythm & Heart Failure (CRHF)

WW implantables market down LSD; MDT growing in line with global market

- **Arrhythmia Mgmt: +LSD**
  - WW Tachy: LSD decline due to market replacements, TYRX™ product hold
  - WW Brady: LSD decline
    - US: Modest share decline
    - Reveal LINQ™ pull-through
  - Diagnostics: Mid-teens – Reveal LINQ™
  - AF Solutions: High-twenties – Arctic Front Advance continues to gain share
- **Services & Solutions: +Mid 20's**
- **Heart Failure: +HSD**
  - Driven by recent HeartWare acquisition; integration on track
  - US market decline in MSD
  - CRT-D: LSD decline
    - US: Share gains on Amplia quad launch
    - Japan: Strong launch of Compia MRI continues to drive share gains
  - CRT-P: share loss from lack of quad

Evera MRI™ SureScan® ICD





Arctic Front Advance®

Coronary & Structural Heart (CSH)

- **Heart Valve Therapies: +HSD**
  - WW TAVR market growing ~30%
  - TAVR : High teens WW; LSD US
    - Europe: continue to gain share
    - US: lack of a large size Evolut™ R XL limiting share; expect gains given recent FDA approval
    - Japan: continued strength in CoreValve® launch; recent Shonin approval; expect reimbursement & launch in H2 FY17
- **Coronary: -MSD**
  - DES: HSD decline
    - OUS: LSD growth-Resolute Onyx™
    - US: DD decline - competitive product launches
- **Extracorp. Therapies: -LSD**
  - Cannulae and Revasc growth offset by Surgical Ablation decline

CoreValve® Evolut® R



Resolute Onyx®



Aortic & Peripheral Vascular (APV)

- **Aortic: +LSD**
  - US: Flat growth; Heli-FX® EndoAnchor®: driving strong growth and AAA pull-through, offset by competitive headwinds in AAA
  - OUS: MSD growth
- **Peripheral & endoVenous: +MSD**
  - DCB: US & WW market share leader
    - IN.PACT® Admiral DCB mid-20s
    - Received ISR indication (only DCB with ISR in US)
  - HawkOne 6F™ atherectomy launch

Heli-FX® EndoAnchor



IN.PACT Admiral®



1 Figures represent comparison to Q2 FY16 on a constant currency basis.

Q2 FY17 Earnings Results | November 22, 2016 | 9

Medtronic

MITG
Q2 FY17 HIGHLIGHTS

MSD Growth in Surgical Solutions and PMR


Surg. Sol. 55%
PMR 45%


EM 14%
Non-U.S. Dev 35%
U.S. 51%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
Surg. Sol.	1,361	5	4
PMR	1,112	4	3
Total	**$2,473**	**5%**	**4%**
U.S.	1,266	Flat	Flat
Non-U.S. Dev	853	10	5
EM	354	12	14
Total	**$2,473**	**5%**	**4%**

H2 Growth Outlook: MSD

KEY PERFORMANCE DRIVERS[1]

Surgical Solutions

- **Advanced Surgical: +LSD**
  - Growth in Advanced Stapling reflecting continued strong performance in Endo stapling specialty reloads
  - Advanced Energy growth benefited from continued strong performance of Valleylab™ FT10, which was offset by competitive reprocessing in the US
  - Benefited from Smith & Nephew gynecology acquisition (TRUCLEAR), which closed beginning of Q2 FY17
  - US surgical procedure volumes appear stable in the ~1-2% range
- **General Surgical: +MSD**
  - Benefitted from suture growth in Emerging Markets and strong performance in OR Safety
- **Early Technologies: +LSD**
  - Growth in Gastrointestinal Solutions driven by new product introductions including Barrx™ 360 Express; offset by timing of capital equipment in Interventional Lung Solutions
- **New Products Coming in H2 FY17:**
  - Advanced Energy: Introducing four new products. Three are enhancements to the jaw design of the LigaSure portfolio and one is a new 5 mm multifunction instrument, which allows for fast dissection and sealing in one device.
  - Advanced Stapling: Signia power stapling system: real-time feedback on tissue thickness, full power rotation & articulation with one-handed firing

ValleyLab™ FT10



Barrx™ 360 Express



TRUCLEAR™



Patient Monitoring & Recovery (PMR)

- **Patient Monitoring and Airways & Ventilation: +MSD**
  - Growth benefitted from strong Puritan Bennett™ 980 sales
- **Renal Care Solutions**
  - Benefitted from Bellco acquisition
  - Continued strength from dialyzers and other consumables.
- **Nutritional Insufficiency / DVT/ Patient Care: -LSD**
  - Growth in Nutritional Insufficiency driven by increased adoption of enteral feeding in emerging markets, partially offset by DVT due to reprocessing in US & Patient Care primarily due to timing of distributor orders.

Bellco



Puritan Bennett™ 980



1 Figures represent comparison to Q2 FY16 on a constant currency basis.

Q2 FY17 Earnings Results | November 22, 2016 | 10

Medtronic

RTG
Q2 FY17 HIGHLIGHTS

Continued Improvement in Spine; Solid Brain Therapies & Specialty Therapies Growth Offsets Declines in Pain Therapies



Pain 16%
Spine 36%
Specialty 20%
Brain 28%



EM 10%
Non-US Dev 21%
US 69%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
Spine	663	2	1
Brain	506	7	6
Specialty	369	6	6
Pain	288	(2)	(2)
Total	**$1,826**	**4%**	**3%**
U.S.	1,261	4	4
Non-U.S. Dev	383	4	1
EM	182	1	2
Total	**$1,826**	**4%**	**3%**

H2 Growth Outlook: Low End of MSD Range (Ramp Q3 to Q4)

MICHELSON TECHNOLOGY AT WORK

KEY PERFORMANCE DRIVERS[1]

Spine

Continued improvement in Spine; gained global share

- **Core Spine: +LSD**
  - TL Fixation growth driven by US; strong performance in new Solera Voyager
  - Interbody launches (Elevate, Divergence L, Capstone PTC, Pivox) driving growth
  - Cervical challenged by pricing pressure, flat unit volumes, EMEA weakness
- **BMP: +LSD**
  - US: HSD Infuse® growth
  - OUS: InductOs™ ship hold in Europe resulted in ~$5M lost revenue in Q2; expect to resolve in H1 FY18
- **Kanghui: +HSD**
  - New product launches driving growth

Infuse® Bone Graft



Brain Therapies

- **Neurovascular: +MSD**
  - Voluntary recall of NV products in Q2 negatively impacted growth in Flow Diversion and Neuro Access
  - Medina embolization product hold affecting Coil and Intrassacular growth
  - Recent launch of Axium Prime Detachable Coil (Extra Soft) gaining traction
- **Brain Modulation: +LSD**
  - Strong US replacement demand partially offset by continued weakness in new implants
  - European competitive headwinds
- **Neurosurgery: +HSD**
  - US O-arm® O2 penetration; core navigation instruments; services

O-arm® O2



Specialty Therapies

- **ENT: +LSD**
  - Continued strong NuVent growth partially offset by weakness in disposables and EMEA tender delays
- **Pelvic Health: +HSD**
  - Balanced US / OUS growth driven by healthy new implant and replacement demand
- **Advanced Energy: +LDD**
  - AEX® Generator combo platform driving continued adoption
  - WW growth of Aquamantys and PlasmaBlade disposables
  - Strong US Core 4 (Ortho, Oncology, CRM Leads, ENT) execution

InterStim II®



Pain Therapies

- **SCS/Pumps: -MSD**
  - Growth in US replacement demand offset by new implant declines
  - Ongoing SCS competitive pressure leading to share loss
- **Interventional: +HSD**
  - Balanced US/OUS growth
  - OsteoCool ™ ablation system generating BKP pull-through

OsteoCool™



1 Figures represent comparison to Q2 FY16 on a constant currency basis.

Q2 FY17 Earnings Results | November 22, 2016 | 11

Medtronic

DIABETES
Q2 FY17 HIGHLIGHTS

Temporary Disruption to Pump Buying Patterns, Robust Product Pipeline

Total Group Revenue
$462M



EM
9%
Non-US
Dev
32%
US
59%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
IIM	ND	LSD	MSD
NDT	ND	>40	>35
DSS	ND	LSD	LSD
Total	**$462**	**3%**	**3%**
U.S.	272	(3)	(3)
Non-U.S. Dev	150	11	12
EM	40	14	14
Total	**$462**	**3%**	**3%**

H2 Growth Outlook: MSD to HSD
(Ramp Q3 to Q4)

KEY PERFORMANCE DRIVERS[1]

Intensive Insulin Management (IIM)

- **Product Approval Dynamics Affected Growth**
  - US insulin pump sales slowed in anticipation of MiniMed® 670G System launch
  - Deferring portion of MiniMed® 630G System revenue due to Priority Access Program; early adopters participating in program
- **CGM Reimbursement:**
  - Secured in Germany, Greece, and Czech Republic
- **MiniMed® 640G System:**
  - Continued strong sales in Europe
  - Will continue to launch throughout Latin America and APAC countries over the course of FY17
- **MiniMed® 670G System:**
  - Earlier-than-expected FDA approval
  - World's first hybrid closed loop system with advanced SmartGuard® HCL algorithm and Guardian ® Sensor 3
  - On track for initial shipments in Spring 2017; see full benefit in FY18

MiniMed® 640G



MiniMed® 630G



Non-Intensive Diabetes Therapies (NDT)

- **Another Strong Quarter:**
  - iPro® Pattern Snapshot driving growth
  - iPro® 2 with Sof-Sensor® approved in China
- **i-Port Advance Technology:**
  - iPort DTC campaign launched with strong US sales in Q2
- **Henry Schein:**
  - Continued progress on distribution agreement; developing new ease-of-use tools that will help drive professional CGM awareness

iPro®2 CGM w/ Pattern Snapshot



Diabetes Service & Solutions (DSS)

- **International Growth:**
  - Continued success of 640G launch and customer care programs to improve adherence /retention
- **Guardian® Connect:**
  - Launched in October in select countries in EMEA with Enhanced Enlite® sensor.
  - US launch with the Guardian® Sensor 3 expected later this fiscal year
- **MiniMed® Connect:**
  - Solid initial uptake of recently launched Android version
- **Diabeter**
  - Opened 5th clinic in the Netherlands
- **Sugar.IQ™ with Watson:**
  - First live experience of cognitive app; first application of IBM Watson technology collaboration

MiniMed® Connect



1 Figures represent comparison to Q2 FY16 on a constant currency basis.

Q2 FY17 Earnings Results | November 22, 2016 | 12

Medtronic

FY17 EPS GUIDANCE, REVENUE OUTLOOK, & OTHER ASSUMPTIONS

MDT

FY17 EPS GUIDANCE, REVENUE OUTLOOK & OTHER ASSUMPTIONS

Updated Guidance

	H2 FY17	FY17
Revenue Growth Outlook – CCCW[1]	**MSD**	**MSD**
CVG Growth – CCCW	MSD, Q3 greater than Q4	--
MITG Growth – CCCW	MSD	--
RTG Growth – CCCW	Low-end of MSD, Ramp Q3 to Q4	--
Diabetes Growth – CCCW	MSD to HSD, Ramp Q3 to Q4	--
COV Synergies	--	~$225-250M
EPS Growth Guidance– CCCW[2]	**8-10%**	**Double Digit**
Free Cash Flow[3]	--	$5B - $6B

Note: Medtronic does not intend to adopt FASB ASU 2016-09 regarding the change in tax treatment of stock-based compensation until our fiscal year 2018.

Other than noted, revenue and EPS growth guidance do not include any charges or gains that would be recorded as non-GAAP adjustments to earnings during the fiscal year

1 While FX rates are fluid, based on current rates, the FX impact to H2 revenue would be +$63M to +$103M

2 Estimated FX impact to FY17 EPS of ($0.20) to ($0.22)

3 Operating cash flows less property, plant and equipment additions

Q2 FY17 Earnings Results | November 22, 2016 | 14

Medtronic

MDT

Q2 FY17 REVENUE REPORTING CHANGES – NEW CRHF STRUCTURE

Recast to better align with management/GM structure and the recent acquisition of HeartWare

CRHF – Prior View

Revenue Grouping	Business Unit	Product Lines
High Power	▪ Tachy ▪ HF (partial)	▪ ICDs ▪ CRT-Ds
Low Power	▪ Brady ▪ HF (partial) ▪ Diagnostics	▪ Pacemakers ▪ CRT-Ps ▪ Reveal, LINQ, SEEQ
AF & Other	▪ AF Solutions ▪ Hosp. Solutions ▪ MCMS	▪ AF Ablation ▪ CLMS, ORMS, ▪ Post-Acute Care Svcs.

CRHF – New View

Revenue Grouping	Business Unit	Product Lines
Arrhythmia Mgmt.	▪ Tachy ▪ Brady ▪ Diagnostics (partial) ▪ AF Solutions	▪ ICDs ▪ Pacemakers ▪ Reveal, LINQ ▪ AF Ablation
Heart Failure	▪ HF	▪ CRTs ▪ LVADs
S&S	▪ Diagnostics (partial) ▪ Hosp. Solutions ▪ MCMS	▪ SEEQ ▪ CLMS, ORMS ▪ Post Acute Care Svcs.

Q2 FY17 Earnings Results | November 22, 2016 | 15
Medtronic

APPENDIX
ACRONYMS / ABBREVIATIONS

Growth	
DD	Double Digits
HSD	High-Single Digit
LDD	Low-Double Digits
LSD	Low-Single Digit
MSD	Mid-Single Digit

Other			
ASP	Average Selling Price	H1 / H2	First Half / Second Half
APAC	Asia Pacific	M&A	Mergers & Acquisitions
Bps	Basis Points	Mgmt.	Management
CC	Constant Currency	Ops	Operations
CCCW	Constant Currency Constant Weeks	OM	Operating Margins
Dev	Developed	OUS	Outside the United States
EM	Emerging Markets	R&D	Research & Development
EMEA	Europe, Middle East & Africa	Rep	Reported
EPS	Earnings per Share	SG&A	Selling, General & Administrative
FCF	Free Cash Flow	WW	Worldwide
FX	Foreign Exchange	Y/Y	Year-over-Year
FY	Fiscal Year		

Business Specific			
AAA	Abdominal Aortic Aneurysms	HF	Heart Failure
AF	Atrial Fibrillation	Hosp.	Hospitals
APV	Aortic & Peripheral Vascular	ICD	Implantable Cardioverter Defibrillator
BKP	Balloon Kyphoplasty	IIM	Intensive Insulin Management
BMP	Bone Morphogenetic Protein	ISR	In-Stent Restenosis
Brady	Bradycardia	LVAD	left Ventricular Assist Device
CGM	Continuous Glucose Monitoring	MCMS	Medtronic Care Management Services
CLMS	Cath Lab Managed Services	MDT	Medtronic
CRHF	Cardiac Rhythm & Heart Failure	MITG	Minimally Invasive Therapies Group
CRM	Cardiac Rhythm Management	MIS	Minimally Invasive Surgery
CRT-D	Cardiac Resynchronization Therapy – Defibrillator	MRI	Magnetic Resonance Imaging
CRT-P	Cardiac Resynchronization Therapy – Pacemakers	NDT	Non-Intensive Diabetes Therapies
CSH	Coronary & Structural Heart	NV	Neurovascular
CVG	Cardiac & Vascular Group	OR	Operating Room
DBS	Deep Brain Stimulation	ORMS	Operating Room Managed Services
DVT	Deep Vein Thrombosis	PMR	Patient Monitoring & Recovery
DCB	Drug Coated Balloon	PTC	Pure Titanium Coating
DES	Drug Eluting Stent	RTG	Restorative Therapies Group
DSS	Diabetes Services & Solutions	SCS	Spinal Cord Stimulation
ENDO	Endovascular	Sol	Solutions
ENT	Ear, Nose, & Throat	ST	Surgical Technologies
Extracorp	Extracorporeal	Tachy	Tachycardia
FDA	Food and Drug Administration	TAVR	Transcatheter Aortic Valve Replacement
HCL	Hybrid Closed Loop	TL	Transforaminal Lumbar

Q2 FY17 Earnings Results | November 22, 2016 | 16

Medtronic